Events after the balance sheet date	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
45 Events after the balance sheet date
Oyu Tolgoi: approval for commencement of underground operations
On 25 January 2022, Rio Tinto, Turquoise Hill Resources Ltd (Turquoise Hill) and the Government of Mongolia announced their agreement, and unanimous approval by the Board of Oyu Tolgoi, to commencement of underground operations.
As part of a comprehensive project budget and funding package undertaken between the parties in reaching this agreement, Turquoise Hill agreed to waive in full, funding balances arising from a carry account loan with Erdenes Oyu Tolgoi (Erdenes) of US$2.4 billion, comprising the amount of common share investments in Oyu Tolgoi LLC funded by Turquoise Hill on behalf of Erdenes to build the project to date, plus US$1.0 billion of accrued interest. The waiver took effect on 25 January 2022. Rio Tinto and Turquoise Hill have also agreed a plan to deliver the funding required until sustainable underground production is reached.
Prior to the waiver agreement, the funding balances owing from Erdenes to Turquoise Hill were expected to be repaid via a pledge over Erdenes’ share of future Oyu Tolgoi common share dividends. For this reason, and because the arrangement is between Turquoise Hill and Erdenes rather than with Oyu Tolgoi LLC itself, both the principal and interest are treated as transactions with owners acting in their capacity as owners. Consequently, at 31 December 2021, related amounts are recorded as a reduction in the share of equity attributable to non-controlling interests, resulting in an increase to the effective interest in Oyu Tolgoi attributable to owners of Rio Tinto. Refer to note 1 (xii) on page 236 and note 32 (k) on page 277.
Funding balances owing from Erdenes to Turquoise Hill are not classified as loan receivables in the Group Balance Sheet, and there is no interest income shown in the Group Income Statement. Accumulation of interest on the funding balances increases the share of retained earnings attributable to Rio Tinto as it is accrued.
Waiving the funding balances owing from Erdenes to Turquoise Hill increases Erdenes’ economic share arising through entitlement to cash flows from future dividends of Oyu Tolgoi. In the 2022 Group results, there will be no Income Statement charge for loan forgiveness or write-off as a result of the waiver, and net assets and liabilities for Oyu Tolgoi included in the Group Balance sheet remained unchanged. There is no exchange of cash or other financial assets between parties and there will be no change to the underlying free cash flows of the Oyu Tolgoi operations and development project. The waiver does not have an impact on the Group's assessment of impairment indicators for either 2021 or 2022, since it relates to the project shareholders' funding arrangements rather than the economic capability of the Cash Generating Unit itself, refer to note 6. A reallocation of the net asset value allocation between the owners of Oyu Tolgoi will be recorded in the Group Statement of Changes in Equity for 2022 reporting periods by reducing equity attributable to owners of Rio Tinto and increasing equity attributable to non-controlling interests:

	Retained earnings US$m	Non-controlling interests US$m

Change in equity interest held by Rio Tinto	(490)	490

Equity issued to owners of non-controlling interests	(711)	711
There were no other significant events after the balance sheet date requiring disclosure.